Exhibit 10.7

借款合同

Loan Agreement

本借款合同(下称“本合同”)由以下双方于2019年3月20日在中国深圳签署：

This Loan Agreement (the“Agreement”) is made and entered into by and between the Parties below as of Mar.20th 2019 in Shenzhen, the People’s Republic of China (“China”or the “PRC”):

(1) 嘉纳(深圳)发展科技有限公司

一家依照中国法律设立和存在的外商独资公司，地址为中国广东省深圳市福田区沙头街道新华 社区滨河路9013号嘉洲豪园4栋406；

Jiana(Shenzhen) Development Technology Co., Ltd.

a wholly foreign owned enterprise, organized and existing under the laws of the RPC, with its address at Room 406, Building 4,Binhe Road, Xinhua Community, Sha Tou Subdistrict office, Futian District, Shenzhen, Guangdong Province, China;；

(2) 姚清朝(下称“借款人”)

一位中国公民，其身份证号码：

Qingchao Yao (the “Borrower”)

a citizen of China with Chinese Identification No. ：

贷款人和借款人以下各称为“一方”，统称为“双方”。

The Lender and the Borrower shall each be hereinafter referred to as a “Party” respectively, and they shall be collectively refened to as the “Parties.”

鉴于：

Whereas:

1. 在本协议签署日，借款人持有深圳市嘉纳科技股份有限公司(下称“借款人公司”)5.625%的股权权益。借款人现在和将来在借款人公司持有的全部股权权益合称“借款人股权”；

As of the date hereof, the Borrower holds 5.625% of equity interests in Shenzhen Jiana Technology Co., Ltd. (the “Borrower Company”. All of the equity interest now held and hereafter acquired by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest”；

2, 贷款人拟向借款人提供一笔贷款用于本合同规定的用途。

Lender intends to provide Borrower with a loan to be used for the purpose set forth under this Agreement.

经友好协商，双方达成本合同如下，以资信守：

After friendly consultation, the Parties agree as follows：

1.借款

Loan

1.1根据本合同之条款，贷款人同意向借款人提供一笔金额为人民币393750万元的贷款（下 称“贷款”）。贷款的期限为自本合同生效之日起10年，经双方书面同意可以延长。在贷款期限 内或在延长的贷款期限内，一旦出现如下情况之一，借款人必须立即提前还款：

In accordance with the terms and conditions of this Agreement, Lender agrees to provide an loan in the amount of￥393750 ( the“Loan”) to Borrower. The term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, the Borrower shall immediately repay the full amount of the Loan in the event that any of the following circumstances occur：

1.1.1借款人收到贷款人发出的要求还款的书面通知后30天期满；

30 days elapse after the Borrower receives a written notice from the Lender requesting repayment of the Loan；

1丄2借款人死亡、无民事行为能力或限制民事行为能力;

The Borrower’s death, lack, or limitation of civil capacity；

1.1.3无论由于任何原因，借款人不再任职于贷款人、借款人公司或其关联公司；

The Borrower ceases (for any reason) to be an employee of the Lender, the Borrower Company or their affiliates；

1.1.4借款人从事犯罪行为或牵涉犯罪活动；

The Borrower engages in or is involved in criminal activities；

1.1.5 ＜据适用的中国法律，外商可以在中国控股和/或独资投资借款人公司现行所从事的主要业 务，并且中国相关主管部门开始审批此项业务，且独资企业决定行使根据本合同描述的《独家 购买权协议》拥有的独家购买权。

According to the applicable laws of China, foreign investors are permitted to invest in the principle business that is currently conducted by the Borrower Company in China with a controlling stake and/or in the form of wholly foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and WOFE exercises the exclusive option under the Exclusive Option Agreement described in this Agreement.

1.2贷款人在本合同项下的贷款仅适用于借款人本人，不适用于借款人的继承人或受让人。

The Loan provided by the Lender under this Agreement shall inure to the Borrower’s benefit only and not to the Borrower’s successor (s) or assign (s).

1.3借款人同意接受贷款人提供的上述贷款，并且在此同意和保证，将贷款用于为借款人公司增 加注册资本。除非取得贷款人的事先书面同意，借款人不得将上述款项用于任何其他目的。

The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and warrants using the Loan to increase the registered capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4贷款人与借款人在此一致同意并确认借款人的还款方式只能由贷款人从以下形式自行选择： 根据独家购买权协议中独资企业可购买借款人股权的权利，借款人将其持有的借款人股权的全 部转让给独资企业或独资企业指定的人(法人或自然人)，并且借款人将其通过转让借款人股权 取得的任何收益(在许可的范围内)均用于借款人根据本合同向贷款人偿还贷款，全部以贷款 人指定的方式支付给贷款人。

The Lender and the Borrower hereby agree and acknowledge that the Borrower’s method of repayment shall be at the sole discretion of the Lender, and shall at WOFE’s option take the form of the Borrower’s transferring the Borrower Equity Interest in whole to WOFE or WOFE’s designated persons (legal or natural persons) pursuant to WOFE’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan to the Lender, in accordance with this Agreement and in the manner designated by the Lender.

1.5贷款人与借款人在此一致同意并确认，在适用法律允许的前提下独资企业有权但没有义务在 任何时候以独家购买权协议中约定的股权买价购买或指定他人(法人或自然人)购买全部或部 分借款人股权。

The Lender and the Borrower hereby agree and acknowledge that to the extent permitted by the applicable laws, WOFE shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6借款人并保证签署一份不可撤销的《授权委托书》，将其作为借款人公司股东的全部权利授 权给独资企业或一名由独资企业指定的法人或自然人代为行使。

The Borrower also undertakes to execute an irrevocable the Power of Attorney, which authorizes WOFE or a legal or natural person designated by WOFE to exercise all of the Borrower’s rights as a shareholder of the Borrower Company.

1.7当借款人向独资企业或独资企业指定的人转让其持有的借款人股权时，如果该股权的转让价 等于或低于本合同项下贷款的本金，则本合同项下的贷款视为无息贷款。但如果该股权转让价 高于本合同项下贷款的本金，则高出本金的部分应视为本合同项下贷款的利息，由借款人偿还 给贷款人。

When the Borrower transfers the Borrower Equity Interest to WOFE or WOFE’s designated person(s), in the event that the transfer price of such equity interest is equal to or lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by the Borrower to the Lender.

2.陈述和保证

Representations and Warranties

2.1在本合同签署日至本合同终止前，贷款人向借款人做出以下陈述和保证；

Between the date of this Agreement and the date of termination of this Agreement, the Lender hereby makes the following representations and warranties to the Borrower：

2.1.1贷款人有权签署和履行本合同。贷款人签署和履行本合同符合贷款人的经营范围和贷款人 公司章程或其他组织性文件的规定，贷款人已就签署和履行本合同取得了所有必要和适当的批 准和授权；和

The Lender has the legal capacity to execute and perform this Agreement. The execution and performance by the Lender of this Agreement is consistent with the Lender’s scope of business and the provisions of the Lender’s corporate bylaws and other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement； and

2.1.2本合同一经签署即构成对贷款人合法有效并可依法强制执行的义务。

This Agreement constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.

2.2在本合同签署日至合同终止前，借款人陈述和保证如下：

Between the date of this Agreement and the date of termination of this Agreement, the Borrower hereby makes the following representations and warranties：

2.2.1借款人有权签署和履行本合同，已就签署和履行本合同取得了所有必要和适当的批准和授 权；

The Borrower has the legal capacity to execute and perform this Agreement. The Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2本合同一经签署即构成对借款人合法有效并可依法强制执行的义务；和

This Agreement constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms； and

2.2.3不存在任何与借款人有关的争议、诉讼、仲裁、行政程序或任何其他法律程序，也不存在 任何潜在的与借款人有关的争议、诉讼、仲裁、行政程序或任何其他法律程序。

There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

3. 借款人承诺

Borrower’s Covenants

3.1借款人以借款人公司股东的身份，不可撤销地承诺在本合同有效期间将促使借款人公司：

As and when he/she becomes, and for so long as he/she remains a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall cause the Borrower Company：

3.1.1严格遵守借款人公司作为一方的独家购买权协议和《独家业务合作协议》项下的各项规定， 并不进行任何足以影响独家购买权协议和独家业务合作协议的有效性和可强制执行性的作为/ 不作为；

to strictly abide by the provisions of the Exclusive Business Cooperation Agreement to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforce ability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement.

3丄2应贷款人(或其指定方)的要求，随时和贷款人(或其指定方)签订业务合作方面的合同 /协议，并确保该等合同/协议的严格履行；

at the request of the Lender (or a party designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or a party designated by the Lender), and to strictly abide by such contracts/agreements ；

3.1.3应贷款人要求，向贷款人提供其所有的营运和财务状况的资料；

to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request；

3丄4将发生的或可能发生的与其资产、业务和收入有关的诉讼、仲裁或行政程序立即通知贷款 人；

to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income ；

3.1.5应贷款人要求，委任由贷款人指定任何人士出任借款人公司的董事；

at the request of the Lender, to appoint any persons designated by the Lender as directors of the Borrower Company；

3.2借款人承诺在本合同有效期内，其应：

the Borrower covenants that during the term of this Agreement, he/she shall：

3.2.1尽最大努力使得借款人公司从事主要业务，具体的营业范围以营业执照为准；

endeavor to keep the Borrower Company engaged in its principle businesses and to keep the specific business scope of its business license；

3.2.2严格遵守其作为一方的本合同、授权委托书、《股权质押协议》及独家购买权协议项下的 各项规定，切实履行其在本合同、授权委托书、股权质押协议及独家购买权协议项下的各项义 务，并不进行任何足以影响本合同、授权委托书、股权质押合同及独家购买权合同的有效性和 可强制执行性的作为/不作为；

abide by the provisions of this Agreement, the Power of Attorney, the “Equity Interest Pledge Agreement and the Exclusive Option Agreement to which the Borrower is a party, perform his/her obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforce ability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement ；

3.2.3除股权质押协议规定的外，不出售、转让、抵押或以其他方式处置借款人股权的合法或受 益权益，或允许在其上设置任何其他担保权益；

not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Interest Pledge Agreement；

3.2.4促使借款人公司股东会和/或董事会不批准在未经贷款人事先书面同意的情况下，出售、转 让、抵押或以其他方式处置借款人股权的合法权益或受益权，或允许在其上设置任何其他担保 权益，但向贷款人或贷款人指定的人作出则除外；

cause any shareholders’ meeting and/or the board of directors of the Borrower Company to not approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to the Lender or the Lender’s designated person；

3.2.5促使借款人公司股东会和/或董事会不批准借款人公司在未经贷款人事先书面同意的情况 下，与任何人合并或联合，或对任何人进行收购或投资；

cause any shareholders’ meeting and/or the board of directors of the Borrower Company to not approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender；

3.2.6将发生的或可能发生的任何有关借款人股权的诉讼、仲裁或行政程序立即通知贷款人；

immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Equity Interest；

3.2.7为保持其对借款人股权的所有权，签署所有必要或适当的文件，釆取所有必要或适当的行 动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

to the extent necessary to maintain his/her ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims ；

3.2.8未经贷款人事先书面同意，借款人不得进行任何可能对借款人公司的资产、业务和责任构 成任何重大影响的作为和/或不作为；

without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company；

3.2.9应贷款人要求，委任由贷款人指定的任何人士出任借款人公司的董事；

appoint any designee of the Lender as director of the Borrower Company, at the request of the Lender；

3.2.10在中国法律允许的前提下，如经贷款人随时要求，应向贷款人或其指定的代表在任何时 间无条件地立即转让借款人股权，并促使借款人公司的其他股东放弃其对本款所述的股权转让 所享有的优先购买权；

to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated representative(s) at any time, and cause the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section；

3.2.11在中国法律允许的前提下，如经贷款人随时要求，促使借款人公司的其他股东向贷款人 或其指定的代表在任何时间无条件地并立即转让该股东在借款人公司中拥有的全部股权，借款 人在此放弃其对本款所述的股权转让所享有的优先购买权；

to the extent permitted by the laws of China, at the request of the Lender at any time, cause the other shareholders of the Borrower Company to promptly and unconditionally transfer all of their equity interests to the Lender or the Lender’s designated representative(s) at any time, and the Borrower hereby waives his/her right of first refusal (if any) with respect to the share transfer described in this Section；

3.2.12如果贷款人按照独家购买权协议的规定向借款人购买借款人股权，借款人应将其所得的 全部该等购买价款优先向贷款人偿还贷款；和

in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender ； and

3.2.13未经贷款人事先书面同意，不以任何形式补充、更改或修改其公司章程文件，增加或减 少其注册资本，或以任何形式改变其股本结构。

without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4. 违约责任

Liability for Default

4.1若借款人实质性违反本协议项下所作的任何一项约定，贷款人有权终止本协议并要求借款人 给予损害赔偿；本第4.1条不应妨碍贷款人在本协议下的任何其他权利。

If the Borrower conducts any material breach of any term of this Agreement, the Lender shall have the right to terminate this Agreement and require the Borrower to compensate all damages； this Section 4.1 shall not prejudice any other rights of the Lender herein.

4.2除非法律另有规定，借款人在任何情况均无任何权利终止或解除本协议。

The Borrower shall not terminate this Agreement in any event unless otherwise required by the applicable laws.

4.3借款人未按本合同规定期限履行还款义务的，应每日支付应付而未付金额万分之一的逾期利 息，直至借款人偿还全部贷款本金、逾期利息及其他款项之日为止。

In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01%per day for the outstanding payment, until the day the Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5. 通知

Notices

5.1本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业 快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有 效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, prepaid postage, commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on such notices shall be deemed to have been effectively 名

given shall be determined as follows:

5丄1通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以发送之日为有效送 达日。

Notices given by personal delivery, courier service, registered mail or prepaid postage, shall be deemed effectively given on the date of delivery.

5.1.2通知如果是以传真发出的，则以成功传送之日为有效送达日(应以自动生成的传送确认信 息为证)。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of the transmission).

5.2为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows：

贷款人：	嘉纳(深圳)发展科技有限公司

Lender：	Jiana(Shenzhen) Development Technology Co., Ltd.

地址：	中国广东省深圳市福田区沙头街道新华社区滨河路9013号嘉洲豪园4栋406

Address： Room 406, Building 4,Binhe Road,Xinhua Community, Sha Tou Subdistrict office, Futian District, Shenzhen, Guangdong Province, China

收件人：

Attn：

电话：

Phone：

借款人：	姚清朝

Borrower:	Qingchao Yao

地址：	广东省深圳市福田区益田村52栋206

Address：	Room 206,Building 52,Yitian Village, Futian District, Guangdong Province, China

电话：

Phone；

5.3任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by having a notice delivered to the other Party in accordance with the terms hereof.

6. 保密责任

Confidentiality.

双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或 书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面 同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：

(a) 公众人士知悉或将会知悉的任何信息(惟并非由接受保密信息之一方擅自向公众披露)；

(b) 根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或

(c) 由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息， 而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股 东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that:

(a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure)；

(b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities ； or

(c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder , provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

7. 适用法律及争议解决

Governing Law and Resolution of Disputes

7.1本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2因解释和履行本合同而发生的任何争议，本合同双方应首先通过友好协商的方式加以解决。 如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一 方均可将有关争议提交给深圳国际仲裁院，由该仲裁委员会按照其届时有效的仲裁规则仲裁解 决。仲裁地点在深圳。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shenzhen court of international arbitration for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shenzhen. The arbitration award shall be final and binding on all Parties.

7.3因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同 双方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. 其他

Miscellaneous

8.1本合同自双方签署起生效，至双方履行完其各自在本合同项下规定的义务之日失效。

This Agreement should become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2本合同以中文和英文书就，一式两份，贷款人和借款人各持一份，中英文版本具有同等效力。

This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy. The Chinese version and English version shall have equal legal validity.

8.3本合同双方可以通过书面协议方式对本合同进行修改和补充。本合同双方关于本合同的修改 协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。

This Agreement may be amended or supplemented through written agreement by and between the Lender and the Borrower. Such written amendment agreement and/or supplementary agreement executed by and between the Lender and the Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或 不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。 双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、 不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法 或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforce ability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5本合同的附件(如有)为本合同不可分割的组成部分，具有与本合同同等的法律效力。

The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

8.6本协议期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后 继续有效。本协议第4、6、7条和本第8.6条的规定在本协议终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.6 shall survive the termination of this Agreement.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本借款合同并即生效，以昭信守。

In witness whereof, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

(以下无正文)

(The remainder is intentionally left blank.)

（本页为签署页）

(This is the signature page.)

贷款人：嘉纳（深圳）发展科技有限公司

Lender: Jiana(Shenzhen) Development Technology Co., Ltd.

签署：

By:

借款人：姚清朝

Borrower: Qingchao Yao

签署：姚清朝

By: